Exhibit 10.2

Morgan Stanley 1585 Broadway New York, New York 10036	Invesco Ltd. 1555 Peachtree Street NE Atlanta, Georgia 30309

May 28, 2010

Re:      Transaction Agreement/Consideration Mix

            In connection with the Transaction Agreement (as amended from time to time, the “Agreement”) dated as of October 19, 2009, between Invesco Ltd., a Bermuda company (“Buyer”), and Morgan Stanley, a Delaware corporation (“Seller”), each of Buyer and Seller hereby agrees as follows:

1.      The definition of “Aggregate Cash Consideration” in Section 1.01(a) of the Agreement is amended and restated in its entirety to read as follows:

            ““Aggregate Cash Consideration” means $800,000,000.”

2.      The definition of “Aggregate Equity Consideration” in Section 1.01(a) of the Agreement is amended to replace each reference to “44,130,627 shares” in such definition with “30,891,439 shares”.

3.      The references to “one-third” in Sections 2.05(a)(i) and 2.05(b)(i) shall each be deemed replaced with “eight-fifteenths”.

4.      Unless otherwise noted, any capitalized term that is used, but not defined, in this letter agreement shall have the meaning set forth in the Agreement.  Sections 13.01 through 13.10 and Section 13.12 are hereby incorporated by reference into this letter agreement, mutatis mutandis.  This letter agreement shall be deemed to be an amendment of the Agreement in compliance with Section 13.02 thereof.

[Signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be signed by their respective authorized representatives.

INVESCO LTD.
By:	/s/ Loren M. Starr
Name: Loren M. Starr
Title: Chief Financial Officer and Senior Managing Director

MORGAN STANLEY
By:	/s/ Stuart Bohart
Name: Stuart Bohart
Title: Authorized Person